Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,391,266,090.8
Previously Paid Amount	0
Total Fee Amount	192,133.85
Total Offset Amount	0
Net Fee	$ 192,133.85